TRANSAMERICA SERIES TRUST

Transamerica Torray Concentrated Growth VP

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

The Board of Trustees has approved a reorganization pursuant to which the assets of Transamerica Torray Concentrated Growth VP (the “Target Portfolio”) would be acquired, and its liabilities would be assumed, by Transamerica WMC US Growth VP (the “Acquiring Portfolio”), each a series of Transamerica Series Trust, in exchange for shares of the Acquiring Portfolio. The Target Portfolio would then be liquidated, and shares of the Acquiring Portfolio would be distributed to the Target Portfolio investors.

Under the reorganization, Target Portfolio holders would receive shares of the Acquiring Portfolio with the same aggregate net asset value as their shares of the Target Portfolio. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Target Portfolio investors as a result of the reorganization.

The reorganization does not require investor approval but is subject to the satisfaction of certain closing conditions. An information statement describing the reorganization will be mailed to Target Portfolio investors in advance of the closing of the reorganization. If the closing conditions are satisfied, the reorganization is expected to occur on or about November 1, 2019.  Effective on or about October 25, 2019, the Target Portfolio will be closed to new and/or additional investments.  Prior to that date, investors can continue to purchase, redeem and exchange shares of the Target Portfolio subject to the limitations described in the Prospectus and Summary Prospectus.

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Investors Should Retain this Supplement for Future Reference

July 25, 2019